                                                                     EXHIBIT 4.3

                                                                  EXECUTION COPY

                                CSX CORPORATION

                                      AND

                           THE CHASE MANHATTAN BANK,
                                    Trustee

                        -------------------------------

                              SECOND SUPPLEMENTAL
                                   INDENTURE

                            Dated as of May 6, 1997

                        -------------------------------


                               Senior Securities

          SECOND SUPPLEMENTAL INDENTURE, dated as of May 6, 1997 between CSX Corporation, a Virginia corporation (the "Company"), and The Chase Manhattan Bank, a New York banking corporation, Trustee (the "Trustee").


                            RECITALS OF THE COMPANY

          WHEREAS, the Company has heretofore executed and delivered to the Trustee a certain indenture, dated as of August 1, 1990 and supplemented by the First Supplemental Indenture, dated as of June 15, 1991 (herein called the "Indenture"), pursuant to which one or more series of unsecured debentures, securities or other evidences of indebtedness of the Company (herein called the "Securities") may be issued from time to time;

          WHEREAS, Section 901 of the Indenture provides that the Company, when authorized by a Board Resolution, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Indenture for the purpose, among other things, of (i) changing or eliminating any of the provisions of the Indenture, provided that such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision, (ii) establishing the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301, (iii) making any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect or (iii) to establish the form of Securities of any series and any related coupons pursuant to Sections 201 and 301;

          WHEREAS, the Company, pursuant to the foregoing authority, proposes in and by this Second Supplemental Indenture to amend the Indenture in certain respects with respect to the following Securities: $350,000,000 of its 7.05% Debentures Due 2002 (the "2002 Debentures"), $300,000,000 of its 7.25% Debentures Due 2004 (the "2004 Debentures"), $450,000,000 of its 7.45% Debentures Due 2007 (the "2007 Debentures"), $400,000,000 of its 7.90% Debentures Due 2017 (the "2017 Debentures"), $500,000,000 of its 7.95% Debentures Due 2027 (the "7.95% 2027 Debentures"), $100,000,000 of its 6.95%
Debentures Due 2027 (the "6.95% 2027 Debentures"), $250,000,000 of its 7.25%
Debentures Due 2027 (the "7.25% 2027 Debentures") and $150,000,000 of its 8.30% Debentures Due 2032 (the "2032 Debentures" and, collectively with the 2002 Debentures, the 2004 Debentures, the 2007 Debentures, the 2017 Debentures, the 7.95% 2027 Debentures, the 6.95% 2027 Debentures and the 7.25% 2027 Debentures, the "May 1997 Securities" or the "Initial Securities"); and

          WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company and the Trustee and a valid amendment of and supplement to the Indenture have been done.

          NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the May 1997 Securities, as follows:


                                  ARTICLE ONE

          Solely with respect to the May 1997 Securities, and not with respect to any other Securities previously established, the Indenture is hereby amended and supplemented as specified below.

          Section 1.1  Definitions.  Section 101 of the Indenture is hereby
                       -----------
amended and supplemented by adding the following definitions:

          "Agent Member" has the meaning provided in Section 312.

          "Depositary" means The Depository Trust Company, its nominees and successors.

          "Exchange Offer" means the offer by the Company to the Holders of the Initial Securities to exchange all of the Initial Securities for Exchange Securities, as provided in the Registration Rights Agreement.

          "Exchange Securities" refers to any Security containing terms substantially identical to the Initial Securities (except that (i) such Exchange Securities shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act, and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) that are issued and exchanged for the Initial Securities in accordance with the Exchange Offer, as provided in the Registration Rights Agreement and this Indenture.

          "Initial Purchasers" means Salomon Brothers Inc, Credit Suisse First Boston Corporation, Chase Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and NationsBanc Capital Markets, Inc.

          "Initial Securities" has the meaning stated in the recitals to this Indenture.

          "Issue Date" means, with respect to a Securitiy, the date on which the Trustee authenticated such Security.

          "Offshore Securities Exchange Date" has the meaning provided in
Section 201.

          "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

          "Permanent Offshore Physical Securities" has the meaning provided in
Section 201.

          "Physical Securities" has the meaning provided in Section 201.

          "Principal Subsidiary" means CSX Transportation, Inc. ("CSXT"), Sea-Land Service, Inc. ("Sea-Land") and American Commercial Lines, Inc. ("ACL").

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Registration Rights Agreement" means the Registration Rights Agreement dated as of May 6, 1997 among the Company and the Initial Purchasers and certain permitted assigns specified therein.

          "Registration Statement" means the Registration Statement as defined and described in the Registration Rights Agreement.

          "Regulation S" means Regulation S under the Securities Act.

          "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to such Security.

          "Restricted Period" has the meaning provided in Regulation S.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Securities Act" means the Securities Act of 1933.

          "Temporary Offshore Global Securities" has the meaning provided in
Section 201.

          "U.S. Global Securities" has the meaning provided in Section 201.

          "U.S. Physical Securities" has the meaning provided in Section 201.

          Section 1.2  Forms Generally.  Section 201 of the Indenture is amended
                       ---------------
by adding the following four paragraphs to that Section:

          Initial Securities offered and sold in reliance on Rule 144A may be issued in the form of one or more permanent global securities substantially in the form set forth in Annex I hereto (the "U.S. Global Securities") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Security Registrar, as custodian for the Depositary or the Trustee, as hereinafter provided.

          Initial Securities offered and sold in reliance on Regulation S shall be issued initially in the form of temporary global Securities in registered form substantially in the form set forth in Annex I hereto (the "Temporary Offshore Global Securities"). The Temporary Offshore Global Securities will be registered in the name of, and held by, a temporary certificate holder designated by the Initial Purchasers until the later of the completion of the distribution of the Initial Securities and the termination of the Restricted Period with respect to the offer and sale of the Initial Securities (the "Offshore Securities Exchange Date"). At any time following the Offshore Securities Exchange Date, upon receipt by the Trustee and the Company of a certificate substantially in the form set forth in Section 205, the Company shall execute, and the Trustee shall execute and deliver, one or more permanent certificated Securities substantially in the form set forth in Annex I hereto (the "Permanent

          Offshore Physical Securities") in exchange for the Temporary Offshore Global Securities of like tenor and amount.

          Initial Securities offered and sold other than as described in the preceding two paragraphs shall be issued in the form of permanent certificated Securities in Registered form in substantially the same form set forth in Annex I hereto (the "U.S. Physical Securities"). The Temporary Offshore Global Securities, Permanent Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities".

          Section 1.3  Restrictive Legends.  The Indenture is amended and
                       -------------------
supplemented by adding the following Section 204 to read as follows:

          Section 204. Restrictive Legends.
                       -------------------

          Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, each such U.S. Global Security, Temporary Offshore Global Security and U.S. Physical Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE

     TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUSTEE AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND
     (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUSTEE A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED MAY 1, 1997. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS SECURITY TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          Each U.S. Global Security, whether or not an Initial Security, shall also bear the following legend on the face thereof:

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE

     DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
     SECTION 313 OF THE INDENTURE.

          Section 1.4  Form of Certificate to Delivered upon Termination of
                       ----------------------------------------------------
Restricted Period. The Indenture is amended and supplemented by adding the
-----------------
following Section 205 to read as follows:

          Section 205.  Form of Certificate to Be Delivered in Connection with
                        ------------------------------------------------------
Transfers Pursuant to Regulation S upon Termination of Restricted Period.
------------------------------------------------------------------------

          The following certificate, to be dated on or after expiration of the Restricted Period, shall be delivered by a Holder in connection with transfers pursuant to Regulation S.

THE CHASE MANHATTAN BANK
Global Trust Services
450 West 33rd Street, 15th Floor
New York, NY 10001

Re: CSX Corporation (the "Company")
    ___% Securities due May 1, 20__ (the "Securities")
    --------------------------------------------------

Ladies and Gentlemen:

         This letter relates to U.S. $_________ principal amount of Securities represented by a temporary global security certificate (the "Temporary Certificate") which bears a legend outlining restrictions upon transfer of such Temporary Certificate. Pursuant to Section 201 of the Indenture dated as of August 1, 1990, as supplemented and amended by the First Supplemental Indenture dated as of June 15, 1991 and the Second Supplemental Indenture dated as of May 6, 1997 relating to the Securities (the "Indenture"), we hereby certify that we are (or we will hold such Securities on behalf of) a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the Temporary Certificate for an unlegended certificate representing an identical principal amount of Securities, all in the manner provided for in the Indenture.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,

                                    [Name of Holder]


                                    By:
                                       ----------------------------------
                                       Authorized Signature

          Section 1.5  Form of Security. The Security Form attached as Exhibit A
                       ----------------
to the Indenture is amended to read in its entirety as set forth in Annex I to this Second Supplemental Indenture.

          Section 1.6  Book-Entry Provisions for U.S. Global Security.  The
                       ----------------------------------------------
Indenture is amended and supplemented by adding the following Section 312 to read as follows:

          Section 312. Book-Entry Provisions for U.S. Global Security.
                       ----------------------------------------------

          (a) The U.S. Global Security initially shall (i) be registered in the name of the Depositary for such global Security or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 204.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any U.S. Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the U.S. Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such U.S. Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

          (b) Transfers of the U.S. Global Security shall be limited to transfers of such U.S. Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the U.S. Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 313. U.S. Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security if (i) the Depositary notifies the Company that it is unwilling, unable or ineligible to continue as Depositary for the U.S. Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act, (ii) the Company in its sole discretion determines that the U.S. Global Security shall be exchangeable for U.S. Physical Securities, or (iii) any event shall have happened and be continuing which, after notice or lapse of time, or both, would become an Event of Default with respect to such Securities.

          (c) In connection with any transfer of a portion of the beneficial interest in the U.S. Global Security pursuant to subsection (b) of this Section to beneficial owners who are required to hold U.S. Physical Securities, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

          (d) In connection with the transfer of the entire U.S. Global Security to beneficial owners pursuant to subsection (b) of this Section, the U.S. Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security, an equal aggregate principal amount of U.S. Physical Securities of authorized denominations.

          (e) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by paragraph (a)(i)(x) and paragraph
(f) of Section 313, bear the applicable legend regarding transfer restrictions applicable to the U.S. Physical Security set forth in Section 204.

          (f) The registered holder of the U.S. Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          Section 1.7  Special Transfer Provisions.  The Indenture is amended
                       ---------------------------
and supplemented by adding the following Section 313 to read as follows:

          Section 313.  Special Transfer Provisions.
                        ---------------------------

          Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply:

          (a)  Transfers to Non-QIB Institutional Accredited Investors.  The
               -------------------------------------------------------
following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to any institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) which is not a QIB (excluding Non-U.S. Persons):

          (i) The Security Registrar shall register the transfer of any Initial Security, whether or not such Initial Security bears the Private Placement Legend, if (x) the requested transfer is at least two years after the original issue date of the Initial Security or (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form set forth in Section 314.

interest in the U.S. Global Security, upon receipt by the Security Registrar of
(x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

          (b)  Transfers to QIBs.  The following provisions shall apply with
               -----------------
respect to the registration of any proposed transfer of an Initial Security to a QIB (excluding Non-U.S. Persons):

          (i) If the Security to be transferred consists of U.S. Physical Securities, Temporary Offshore Global Securities or Permanent Offshore Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

          (ii) If the proposed transferee is an Agent Member, and the Initial Security to be transferred consists of U.S. Physical Securities, Temporary Offshore Global Securities or Permanent Offshore Physical Securities, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities, Temporary Offshore Global Securities or Permanent

                Offshore Physical Securities, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security so transferred.

          (c)  Transfers by Non-U.S. Persons Prior to Expiration of the
               --------------------------------------------------------
Restricted Period. The following provisions shall apply with respect to
-----------------
registration of any proposed transfer of an Initial Security by a Non-U.S. Person prior to expiration of the Restricted Period:

          (i) The Security Registrar shall register the transfer of any Initial Security (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Security Registrar a certificate substantially in the form set forth in
                Section 315 or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. Unless clause
                (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Offshore Global Securities of like tenor and amount.

          (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Global Security to be transferred, and the Security Registrar shall cancel the Temporary Offshore Global Securities so transferred.

          (d)  Transfers by Non-U.S. Persons on or After Expiration of the
               -----------------------------------------------------------
Restricted Period.  The following provisions shall apply with respect to any
-----------------
transfer of an Initial Security by a Non-U.S. Person on or after expiration of the Restricted Period:

          (i) (x) If the Initial Security to be transferred is a Permanent Offshore Physical Security, the Security Registrar shall register such transfer, (y) if the Initial Security to be transferred is a Temporary Offshore Global Security, upon receipt of a certificate substantially in the form set forth in
                Section 315 from the proposed transferor, the Security Registrar shall register such transfer and (z) in the case of either clause (x) or (y), unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

          (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Global Security or of the Permanent Offshore Physical Security to be transferred, and the Trustee shall cancel the Global Security so transferred.

          (e)  Transfers to Non-U.S. Persons on or After Expiration of the
               -----------------------------------------------------------
Restricted Period. The following provisions shall apply with respect to any
-----------------
transfer of an Initial Security to a Non-U.S. Person:

          (i) Prior to expiration of the Restricted Period, the Security Registrar shall register any proposed transfer of an Initial Security to a Non-U.S. Person upon receipt of a certificate substantially in the form set forth in Section 315 from the proposed transferor and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Temporary Offshore Physical Securities.

          (ii) On and after expiration of the Restricted Period, the Security Registrar shall register any proposed transfer to any Non-U.S. Person (w) if the Initial Security to be transferred is a Permanent Offshore Physical Security, (x) if the Initial Security to be transferred is a Temporary Offshore Global Security, upon receipt of a certificate substantially in the form set forth in Section 315 from the proposed transferor, (y) if the Initial Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form set forth in Section 315 from the proposed transferor and (z) in the case of either clause (w),
                (x) or (y), the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

          (iii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the document, if any, required by paragraph (i), and (y) instructions in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

          (f)  Private Placement Legend.  Upon the transfer, exchange or
               ------------------------
replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by the fifth paragraph of Section 201 (with respect to Permanent Offshore Physical Securities) or paragraph (a)(i)(x), (d)(i) or (e)(ii) of this
Section 313 exist or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (g)  General.  By its acceptance of any Security bearing the Private
               -------
Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

          The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 312 or this Section
313. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

          Section 1.8  Form of Certificate to Be Delivered in Connection with
                       ------------------------------------------------------
Transfers to Non-QIB Institutional Accredited Investors.  The Indenture is
-------------------------------------------------------
amended and supplemented by adding the following Section 314 to read as follows:

          Section 314.  Form of Certificate to Be Delivered in Connection with
                        ------------------------------------------------------
Transfers to Non-QIB Institutional Accredited Investors.
-------------------------------------------------------

                                     [date]

THE CHASE MANHATTAN BANK
Global Trust Services
450 West 33rd Street, 15th Floor
New York, NY 10001

Re:  CSX Corporation (the "Company")
    ___% Securities due May 1, 20__ (the "Securities")
    --------------------------------------------------

Ladies and Gentlemen:

         1. We understand that the _____% Securities due May 1, ____, (the "Offered Securities") of CSX Corporation (the "Company") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Offered Securities that, if, prior to the date which is two years after the later of the date of original issue of the Offered Securities and the last date on which the Company or any affiliate of the Company was the owner of such Offered Securities (the "Resale Restriction Termination Date"), we decide to offer, sell or otherwise transfer any such Offered Securities, such offer, sale or transfer will be made only (a) to the Company, (b) pursuant to an effective registration statement under the Securities Act, (c) so long as the Offered Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" within the meaning of subparagraph (a)(1),
(2), (3) or (7) of Rule 501 under the Securities Act that is acquiring Offered Securities for its own account or for the account of such an institutional accredited investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, (e) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act or (f) pursuant to another available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirements of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Offered Securities is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide as applicable, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring such Offered Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Offered Securities that the Company and the Trustee reserve the right prior to any offer, sale or other transfer pursuant to clause (d), (e) or (f) prior to the Resale Restriction Termination Date of the Offered Securities to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee. We understand that the certificates for any Offered Security that we receive will bear a legend substantially to the effect of the foregoing.

         2. We are an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Offered Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

         3. We are acquiring the Offered Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Offered Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

         4. We acknowledge that (a) none of the Company, or the Initial Purchasers (as defined in the Offering Memorandum dated May 1, 1997 relating to the Offered Securities (the "Final Memorandum")) nor any person acting on behalf of the Company or the Initial Purchasers has made any representation to us with respect to the Company or the offer or sale of any Offered Securities and (b) any information we desire concerning the Company and the Offered Securities or any other matter relevant to our decision to purchase the Offered Securities (including a copy of the Final Memorandum) is or has been made available to us.

         5. We acknowledge that the Company, the Trustee, Initial Purchasers and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations, warranties and agreements and agree that if any of the acknowledgements, representations, warranties and agreements made by us herein with respect to our purchase of the Offered Securities are no longer accurate, we shall promptly notify the Initial Purchasers.

                                              Very truly yours,

                                              ---------------------------
                                              (Name of Purchaser)


                                              By:
                                                 ------------------------

                                              Date:
                                                   ----------------------

         Upon transfer, the Offered Securities would be registered in the name of the new beneficial owner as follows:

Name:
     --------------------------------------------------------------------

Address:
        -----------------------------------------------------------------

Taxpayer ID Number:
                   ------------------------------------------------------

    Section 1.9  Form of Certificate to Delivered in Connection with Transfers
                 -------------------------------------------------------------
Pursuant to Regulation S. The Indenture is amended and supplemented by adding
------------------------
the following Section 315 to read as follows:

    Section 315.  Form of Certificate to Be Delivered in Connection with
                  ------------------------------------------------------
Transfers Pursuant to Regulation S.
-----------------------------------

                                     [date]

THE CHASE MANHATTAN BANK
Global Trust Services
450 West 33rd Street, 15th Floor
New York, NY 10001

Re: CSX Corporation (the "Company")
    ___% Securities due May 1, 20__ (the "Securities")
    --------------------------------------------------

Ladies and Gentlemen:

         In connection with our proposed sale of U.S.$__________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

         (1) the offer of the Securities was not made to a person in the United States;

         (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

         (3) no directed selling efforts have been made by us, any affiliate of ours, or any Person acting on our or their behalf, in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                      Very truly yours,

                                      [Name of Transferor]


                                      By:
                                         ---------------------------------
                                           Authorized Signature

         Section 1.10  Covenants.  Section 1005 of the Indenture is hereby
                       ---------
amended and supplemented to read as follows:

         Section 1005.  Limitation on Liens on Stock of the Principal
                        ---------------------------------------------
Subsidiaries.
------------

         The Company will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon any stock or indebtedness, whether owned on the date of this Indenture or hereafter acquired, of any Principal Subsidiary, to secure any Obligation (other than the Securities) of the Company, any Subsidiary or any other Person, without in any such case making effective provision whereby all of the Outstanding Securities shall be directly secured equally and ratably with such Obligation.

         Section 1.11  Redemption of Securities.  Section 1102 of the Indenture
                       ------------------------
is hereby amended and supplemented to read as follows:

         Section 1102.  Election to Redeem; Notice to Trustee.
                        -------------------------------------

         The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In the case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

         Section 1.12  Repayment at the Option of Holders.  The Indenture is
                       ----------------------------------
amended and supplemented by adding the following Article Fifteen:

                                ARTICLE FIFTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

         Section 1501.  Applicability of Article.  Repayment of Securities of
                        ------------------------
any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.

         Section 1502.  Repayment of Securities.  Securities of any series
                        -----------------------
subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment
Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

         Section 1503.  Exercise of Option.  Securities of any series subject to
                        ------------------
repayment at the option of the Holders thereof will contain an "Option of Holder to Elect Purchase" form on such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place to Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for such repayment together with the "Option of Holder to Elect Purchase" form duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (2) a telegram, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. ("NASD"), or a commercial bank or trust company in the United States setting forth the name of the Holder of Security, the principal amount of the Security, the amount of the Security to be repaid, the certificate number or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option of Holder to Elect Purchase", will be received by the Trustee not later than the fifth Business Day after the date of such telegram, facsimile transmission or letter; provided, however, that such telegram, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

         Section 1504.  When Securities Presented for Repayment Become Due and
                        ------------------------------------------------------
Payable.  If the Securities of any series providing for repayment at the option
-------
of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities so to be repaid shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided that, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest set forth in such Security.

         Section 1505.  Securities Repaid in Part.  Upon surrender of any
                        -------------------------
Registered Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

         Section 1506.  Compliance with Exchange Act.  In connection with any
                        ----------------------------
Repayment of Securities pursuant to this Article, the Company will comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Securities Exchange Act of 1934, if required, and will file Schedule 13E-4 or any other schedule, if required.

                                  ARTICLE TWO

         Section 2.1  Incorporation of Indenture.  All the provisions of this
                      --------------------------
Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument and shall be binding upon all the Holders of Securities.

         Section 2.2  Counterparts.  This Second Supplemental Indenture may be
                      ------------
executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and same instrument.

         Section 2.3  Successors and Assigns.  All covenants and agreements in
                      ----------------------
this Second Supplemental Indenture by the Company and the Trustee shall bind their respective successors and assigns, whether so expressed or not.

         Section 2.4  Separability Clause.  In case any provision in this Second
                      -------------------
Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 2.5  Benefits of Second Supplemental Indenture.  Nothing in
                      -----------------------------------------
this Second Supplemental Indenture, express or implied, shall give any person, other than the parties hereto and their successors hereunder and the Holders of the May 1997 Securities, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture. This Second Supplemental Indenture applies only to the May 1997 Securities.

Except as expressly supplemented or amended as set forth in this Second Supplemental Indenture, the Indenture is hereby ratified and confirmed, and all the terms, provisions and conditions thereof shall be and continue in full force and effect. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture as amended and supplemented by this Second Supplemental Indenture.

         Section 2.6.  Defined Terms.  All terms used in this Second
                       -------------
Supplemental Indenture which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                      CSX CORPORATION



[Seal]                     By: /s/ David D. Owen
                              ----------------------------------------
                                Name:   David D. Owen
                                Title:  Managing Director--Corporate Finance


Attest:
/s/ Alan A. Rudnick
--------------------------------
      Corporate Secretary


                                THE CHASE MANHATTAN BANK, as Trustee



                                    By: /s/ Ronald J. Halleran
                                       -------------------------------
                                      Name:  Ronald J. Halleran
                                      Title: Second Vice President

                                              Brendan P. Gilligan
                                         Notary Public, State of New York
                                                No. 01G15073591
State of New York                         Qualified in New York County
County of _________________ss.:       Commission Expires, February 24, 1999

          On the 6th day of May, 1997, before me personally came David D. Owen to me known, who, being by me duly sworn, did depose and say that he is Managing Director--Corporate Finance of CSX Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

(Notarial Seal)  /s/ Brendan P. Gilligan
                 -----------------------

                                                                         ANNEX I
                                                                         -------


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUSTEE AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUSTEE A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED MAY 1, 1997. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY

WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS SECURITY TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 313 OF THE INDENTURE.

                            =======================

                                CSX CORPORATION

                            =======================


                            $______________________
                           _____ % DEBENTURE DUE 20__



No.                                                  [CUSIP][CINS][____________]
                                                           [ISIN] [____________]

          This security (the "Security") is one of a duly authorized issue of securities (herein called the "Securities") of CSX Corporation, a Virginia corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), issued and to be issued in one or more series under an indenture, unlimited as to aggregate principal amount, dated as of August 1, 1990 between the Company and The Chase Manhattan Bank, Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture (as hereinafter defined)), as supplemented by a First Supplemental Indenture dated as of June 15, 1991 and a Second Supplemental Indenture dated as of May 6, 1997, to which indenture and all indentures supplemental thereto (the indenture, as supplemented being herein called the "Indenture") reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series has been issued in an aggregate initial principal amount of $_____________ ([DOLLARS]). This Security represents an aggregate initial principal amount of $________________ ([DOLLARS]) (as adjusted from time to time in accordance with the terms and provisions hereof and as set forth on Exhibit A hereto, the "Principal Amount") of the Securities of such series, with the Interest Payment Dates, date of original issuance, and date of Maturity specified herein and bearing interest on said Principal Amount at the interest rate specified herein.

          The Company, for value received, hereby promises to pay to _______________ or its registered assigns, the principal sum of $____________ ([DOLLARS]) on May 1, 20__, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if the date of this Security is an Interest Payment Date to which interest has been paid or duly provided for, then from the date hereof, semiannually in arrears on May 1 and November 1 in each year, commencing November 1, 1997, and at Maturity at the rate of ___% per annum, until the principal hereof is paid or duly made available for payment. The Company shall pay interest on overdue principal and premium, if any, and (to the extent lawful) interest on overdue installments of interest at the rate per annum borne by the Security. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Security of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Notwithstanding the foregoing, interest payable on this Security at Maturity will be payable to the person to whom principal is payable.

          [Additional Interest (the "Special Interest") shall become payable in respect of the Security as follows, if any of the following events occur with respect to such Security (each such event in clauses (i) through (iv) below, a "Registration Default"):

          (i) if a registration statement for an exchange offer (the "Exchange Offer") under the Securities Act with respect to the Securities (an "Exchange Offer Registration Statement") is not filed with the Commission on or prior to 150 days after the Issue Date;

          (ii) if neither the Exchange Offer Registration Statement is declared effective nor (if the Exchange Offer is not permitted for the reasons described in the Registration Rights Agreement dated as of May 6, 1997 among the Company and the Initial Purchasers (the "Registration Rights Agreement")) a shelf registration statement under the Securities Act with respect to the Securities (the "Shelf Registration Statement") is filed with the Commission on or prior to 180 Days after the Issue Date;

          (iii) if one or more of the Exchange Offers is not consummated with respect to the Securities of this series or the Shelf Registration Statement is declared effective on or prior to 210 days after the Issue Date; or

          (iv) if, after 210 days after the Issue Date, and after the Shelf Registration Statement is declared effective, the Company fails to keep the Shelf Registration Statement effective (except as permitted by the proviso to Section 3(b) of the Registration Rights

Agreement) then from such time as the Shelf Registration Statement is no longer effective until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective and (ii) the date that is the earliest of
(x) the second anniversary of the Issue Date (or until the first anniversary of the effective date of the Shelf Registration Statement if the Shelf Registration Statement is filed at the request of the Initial Purchaser), (y) the time when the Security registered under the Shelf Registration Statement can be sold by non-Affiliates pursuant to Rule 144 under the Act without any limitations under clauses (c), (e), (f) and (h) of Rule 144, or (z) the date as of which all of such Securities are sold pursuant to the Shelf Registration Statement.

          The holder of this Security is entitled to the benefits of the Registration Rights Agreement.

          Special Interest shall accrue on the Security, over and above the interest rate set forth in the Indenture applicable to such Security following the occurrence of each Registration Default set forth in clauses (i), (ii),
(iii) and (iv) above from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum of the principal amount of such Security, provided, however, that the aggregate amount of Special Interest payable will in no event exceed 0.25% per annum of the principal amount of the Security. The Special Interest attributable to each Registration Default shall cease to accrue from the date such Registration
Default is cured.   Upon (a) the filing of the Exchange Offer Registration
Statement after the period described in clause (i) above, (b) the effectiveness of the Exchange Offer Registration Statement or the filing of the Shelf Registration Statement after the period described in clause (ii) above or (c) the consummation of the Exchange Offer for such Security or the effectiveness of a Shelf Registration Statement, as the case may be, after the period described in clause (iii) above, Special Interest payable on such Security as a result of the applicable Registration Default will cease to accrue. For purposes of the preceding sentence, the curing of a Registration Default by the means described in clause (b) above shall constitute a cure of the Registration Defaults described in clauses (i) and (ii) above, and the curing of a Registration Default by the means described in clause (c) above shall constitute a cure of the Registration Defaults described in clauses (i), (ii) and (iii) above.

          Any amounts of Special Interest due pursuant to the foregoing paragraphs will be payable in cash on May 1 and November 1 of each year to the holders of record on the preceding April 15 and October 15, respectively.]*

          This Security is exchangeable in whole or from time to time in part for definitive Registered Securities of this series only as provided in this paragraph. If (x) the U.S. Depository with respect to the Securities of this series (the "U.S. Depository") notifies

-----------------------
*  Only for a Security not registered under the Securities Act.

the Company that it is unwilling, unable or ineligible to continue as U.S. Depository for this Security or if at any time the U.S. Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Registered Securities and executes and delivers to the Trustee a Company Order providing that this Security shall be so exchangeable or (z) there shall have happened and be continuing an Event of Default or any event which, after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of the series of which this Security is a part, this Security or any portion hereof shall, in the case of clause (x) above, be exchanged for definitive Registered Securities of this series, and in the case of clauses (y) and (z) above, be exchangeable for definitive Registered Securities of this series, provided that the definitive Security so issued in exchange for this Security shall be in authorized denominations and be of like tenor and of an equal aggregate principal amount as the portion of the Security to be exchanged, and provided further that, in the case of clauses (y) and (z) above, definitive Registered Securities of this series will be issued in exchange for this Security, or any portion hereof, only if such definitive Registered Securities were requested by written notice to the Security Registrar by or on behalf of a Person who is a beneficial owner of an interest herein given through the Holder hereof. Any definitive Registered Security of this series issued in exchange for this Security, or any portion hereof, shall be registered in the name or names of such Person or Persons as the Holder hereof shall instruct the Security Registrar. Except as provided above, owners of beneficial interests in this Security will not be entitled to receive physical delivery of Security in definitive form and will not be considered the Holders thereof for any purpose under the Indenture.

          Any exchange of this Security or portion hereof for one or more definitive Registered Securities of this series will be made at the New York office of the Security Registrar. Upon exchange of any portion of this Security for one or more definitive Registered Securities of this series, the Trustee shall endorse Exhibit A of this Security to reflect the reduction of its Principal Amount by an amount equal to the aggregate principal amount of the definitive Registered Securities of this series so issued in exchange, whereupon the Principal Amount hereof shall be reduced for all purposes by the amount so exchanged and noted. Except as otherwise provided herein or in the Indenture, until exchanged in full for one or more definitive Registered Securities of this series, this Security shall in all respects be subject to and entitled to the same benefits and conditions under the Indenture as a duly authenticated and delivered definitive Registered Security of this series.

          The principal and any interest in respect of any portion of this Security payable in respect of an Interest Payment Date or at the Stated Maturity thereof, in each case occurring prior to the exchange of such portion for a definitive Registered Security or Securities of this series, will be paid, as provided herein, to the Holder hereof which will undertake in such circumstances to credit any such principal and interest received by it in respect of this Security to the respective accounts of the Persons who are the beneficial owners of such interests on such Interest Payment Date or at Stated Maturity. If a definitive

Registered Security or Registered Securities of this series are issued in exchange for any portion of this Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, then interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Holder hereof, and the Holder hereof will undertake in such circumstances to credit such interest to the account or accounts of the Persons who were the beneficial owners of such portion of this Security on such Regular Record Date or Special Record Date, as the case may be.

          Payment of the principal of and any such interest on this Security will be made at the offices of The Chase Manhattan Bank, as Paying Agent, in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts by check mailed to the registered Holders thereof; provided, however, that at the option of the Holder, payment of interest may be
--------  -------
made by wire transfer of immediately funds to an account of the Person entitled hereto as such account shall be provided to the Security Registrar and shall appear in the Security Register.

          [The Company may be required to repurchase the Securities of this series, in whole or in part (the "Put Option"), on May 1, 20__, (the "Put Option Exercise Date") at a purchase price equal to 100% of the principal amount tendered by the Holder, plus accrued interest, if any, to the Put Option
Exercise Date.   On or before the Put Option Exercise Date, the Company shall deposit with the Trustee money sufficient to pay the principal of and any interest accrued on the such Securities to be tendered for repayment. On and after the Put Option Exercise Date, interest will cease to accrue on such Securities or any portion thereof tendered for repayment.

          In the event of repurchase of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          A holder must provide the Company with notice of its intention to exercise the Put Option during the period from and including March 1, 20__ through and including April 1, 20__. Such notice, once given, will be irrevocable unless waived by the Company.]

          [The Securities of this series are subject to redemption on or after May 1, 2007, in whole or in part, at the election of the Company, at the following Redemption

Prices (expressed as percentages of the principal amount): if redeemed during the 12-month period beginning May 1 of the years indicated,


            YEAR                  REDEMPTION PRICE
            ----                  -----------------
            2007                  104.150%
            2008                  103.735
            2009                  103.320
            2010                  102.905
            2011                  102.490
            2012                  102.075
            2013                  101.660
            2014                  101.245
            2015                  100.830
            2016                  100.415
            2017 and thereafter   100.000

in each case with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof all as provided in the Indenture. Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series (including this Security and the interests represented hereby) may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and any interest on the Securities of this series (including this Security and the interests represented hereby) shall terminate.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance with certain conditions set forth therein, which provisions shall apply to this Security.

          The provisions of Article Fourteen of the Indenture apply to Securities of this series.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and the Persons who are beneficial owners of interests represented hereby, and of any Security issued in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional to pay the principal of (and premium, if any) and interest on this Security at the time, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of Registered Securities of the series of which this Security is a part may be registered on the Security Register of the Company, upon surrender of such Securities for registration of transfer at the office of the Security Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or two more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          No service charge shall be made for any such registration of transfer or exchange of Securities as provided above, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Securities of this series of which this Security is a part are issuable only in registered form without coupons, in denominations of $1,000.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          The Securities of this series shall be dated the date of their authentication.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:  May __, 1997



                                   CSX CORPORATION



[Seal]                         By:
                                   ---------------------------------------------
                                   Name:  David D. Owen
                                   Title: Managing Director--Corporate Finance


Attest:

-----------------------------------
      Corporate Secretary



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Securities of a series issued under the Indenture described herein.


                                   THE CHASE MANHATTAN BANK, as Trustee




                               By:
                                   --------------------------------------------
                                                 Authorized Officer

                           [FORM OF TRANSFER NOTICE]

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------

--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing
          ----------------------------------------------------------------------
                                              attorney to transfer said Note on
----------------------------------------------
the books of the Company with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
               ON ALL SECURITIES OTHER THAN EXCHANGE SECURITIES,
                        OFFSHORE GLOBAL SECURITIES AND
                         OFFSHORE PHYSICAL SECURITIES]

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration Statement or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.
                                      or
                                      --

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

          If none of the foregoing boxes is checked, the Trustee or the Security Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 313 of the Indenture shall have been satisfied.

Date:
     ----------------                   ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      ---------------------            -----------------------------------------
                                       NOTICE: To be executed by an executive
                                       officer

                      [OPTION OF HOLDER TO ELECT PURCHASE


          If you wish to have all or a portion of this Security purchased by the Company pursuant to Article Fifteen of the Indenture, state the amount (in principal amount): $________________.

Date:
     -----------------

Your Signature:
               -----------------------------------------------------------------
                 (Sign exactly as your name appears elsewhere on this Security)

Signature Guarantee:                            ]
                    ----------------------------

                                                                       EXHIBIT A
                                                                       ---------


                             Schedule of Exchanges
                             ---------------------